UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28,  2015

SOUTHWEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 South Main Street, Stillwater, Oklahoma	74074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 742-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On September 28, 2015, Southwest Bancorp, Inc. (the “Company”) announced that the shareholders of First Commercial Bancshares, Inc. (“FCBI”) approved the merger of First Commercial Bank, Edmond, OK, with and into Bank SNB pursuant to the Agreement and Plan of Merger between the Company, First Commercial Bank, and FCBI, dated as of May 27, 2015 (the “Merger Agreement”). The Company has received all required regulatory and shareholder approvals required to consummate the Merger Agreement.

After the satisfaction of customary closing conditions and expiration of applicable waiting periods, the Company and FCBI plan to complete the merger in October 2015, although delays could occur.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 September 28, 2015

/s/ Mark W. Funke Name: Mark W. Funke Title: President & Chief Executive Officer

SOUTHWEST BANCORP, INC. By: /s/ Mark W. Funke Name: Mark W. Funke Title: President & Chief Executive Officer